FINANCIAL INVESTORS TRUST

Emerald Growth Fund (the “Fund”)

SUPPLEMENT DATED DECEMBER 1, 2015 TO THE PROSPECTUS AND SUMMARY PROSPECTUS EACH DATED

AUGUST 31, 2015

This Supplement updates certain information contained in the Prospectus and Summary Prospectus for the Fund each dated August 31, 2015.  Additional copies of the Prospectus or Summary Prospectus may be obtained free of charge by visiting the Fund’s website at www.emeraldmutualfunds.com or calling 1.855.828.9909.

Effective as of the close of business on December 31, 2015, the Fund will close to new investors, except as described below.  This change will affect new investors seeking to purchase shares of the Fund either directly or through third-party intermediaries.  Existing shareholders of the Fund may continue to purchase additional shares of the Fund.

A financial adviser whose clients have established accounts in the Fund as of December 31, 2015 may continue to open new accounts in the Fund for any of its existing clients.

Existing or new participants in a qualified retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, which has an existing position in the Fund as of December 31, 2015, may continue to open new accounts in the Fund.  In addition, if such qualified retirement plans have a related retirement plan formed in the future, this plan may also open new accounts in the Fund.

The Fund retains the right to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE